Exhibit 10.50-4

FOURTH AMENDMENT TO CONTRACT

This Fourth Amendment to Contract (“Amendment”) is entered into by and among (i) TOLL ROAD TEXAS LAND COMPANY, L.P., a Texas limited partnership (“TTLC”), (ii) TOLLWAY 76, L.P., a Washington limited partnership (“T76”), and (iii) THE SMITH & WOLLENSKY RESTAURANT GROUP, INC., a Delaware corporation (“Purchaser”).  TTLC and T76 are hereinafter collectively referred to as the “Seller”.

R E C I T A L S :

A.            Purchaser and Seller have entered into that certain Contract of Sale, dated on or about July 19, 2002 (the “Contract”) by which Purchaser agreed to purchase certain improved real property from Seller.  The Contract was amended by that certain First Amendment to Contract, that certain Second Amendment to Contract, and that certain Third Amendment to Contract.

B.            The parties desire to extend the closing date.

NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES AND THE COVENANTS CONTAINED HEREIN, THE PARTIES DO HEREBY AGREE AS FOLLOWS:

1.             Article IX of the Contract is hereby amended to extend the closing to Wednesday, October 9, 2002.

2.             Purchaser hereby waives the condition set forth in Article VIII B regarding the Building Permit.

3.             Capitalized terms which are not defined herein shall have the same meaning as set forth in the Contract.  All provisions of the Contract shall remain in full force and effect except as expressly modified herein.

EXECUTED on this the 7th day of October, 2002.

SELLER:

TOLL ROAD TEXAS LAND COMPANY, L.P., a Texas limited partnership

By: Tollway Land Company, L.L.C., a Washington limited liability company, its General Partner

	By:	/s/ Calvin C. Chandler
	Name:	Calvin C. Chandler
	Its:	Manager

TOLLWAY 76, L.P., a Washington limited partnership

By: RAM International GP, LLC, a Washington limited liability company, its General Partner

	By:	/s/ Jeffery B. Iverson Jr.
	Name:	Jeffery B. Iverson Jr.
	Its:	Manager

EXECUTED on this the 7th day of October, 2002.

PURCHASER:

THE SMITH & WOLLENSKY RESTAURANT GROUP, INC., a Delaware corporation

	By:	/s/ James M. Dunn
	Name:	James M. Dunn
	Its:	President